UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 27, 2003
                                                  --------------



                        BNP Residential Properties, Inc.
             (Exact name of registrant as specified in its charter)


Maryland                              1-9496                56-1574675
(State of incorporation)     (Commission File Number)      (IRS Employer
                                                          Identification No.)


             301 S. College Street, Suite 3850, Charlotte, NC 28202
               (Address or principal executive offices, Zip Code)

Registrant's telephone number  704/944-0100
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                                                      Total number of pages: 2

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Item 5.  Other Events

         On June 13, 2003, we filed a registration statement on Form S-3 (333-106090) to register the issuance of 146,964 shares of common stock issuable, at our option, upon redemption of 146,964 units of BNP Residential Properties Limited Partnership, the operating partnership through which we conduct our operations. The purpose of this filing is to indicate that the operating partnership issued the 146,964 units on May 30, 2002 and prohibited their redemption until May 30, 2003.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BNP Residential Properties, Inc.
                                   (Registrant)



June 27, 2003                      by:   /s/ Pamela B. Bruno
                                   -------------------------------------
                                   Pamela B. Bruno
                                   Vice President, Controller and
                                   Chief Accounting Officer



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